UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

 FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 16, 2009

SHENGDATECH, INC.
(Exact Name of Registrant as Specified in Its Charter)

Nevada	001-31937	26-2522031
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

Youth Pioneer Park
Tai’an Economic and Technological Development Zone
Tai’an City, Shandong Province 271000
People’s Republic of China
(Address of principal executive offices)

(86-538) 856-0618
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14d-2(b)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 5.02 Appointment of Certain Officers.

On April 15, 2009, Ms. Anhui Guo resigned from the position of Chief Financial Officer (“CFO”) of ShengdaTech, Inc. (the “Company”) and was appointed the Chief Operating Officer of the Company. In addition, she will also continue to serve on the Company’s Board of Directors. Ms. Guo did not have any disagreements with the Company prior to her resignation from the CFO position.

On April 15, 2009, Mr. Andrew Weiwen Chen was appointed the CFO of the Company. Mr. Chen brings over 12 years of senior management experience in accounting, auditing, financial analysis and reporting for both public and private companies in China and the United States. From September 2008  to March 2009, Mr. Chen served as Chief Financial Officer at Trony Solar Holdings in Shenzhen, China, where he played a leading role in the completion of a $45 million private equity financing and supported the Company's future plans for an initial public offering ("IPO"). From July 2007 to August 2008, he also worked as Chief Financial Officer and vice president at China Nepstar Chain Drug Store Ltd., a NYSE-listed leading pharmacy chain in China, where he gained significant experience in Sarbanes Oxley ("SOX") implementation and maintenance, SEC reporting and disclosure, the IPO process and investor relations. From June 2000 to February 2007, Mr. Chen also served as Chief Financial Officer at YRC Worldwide Inc.'s China International Transportation Operations and as financial controller and senior auditor at Honeywell International Inc. in the United States and China. He began his accounting/finance career with PricewaterhouseCoopers in their New York and Atlanta offices. Mr. Chen holds a Master's degree in Accountancy and an MBA in Finance from the University of Alabama at Tuscaloosa, U.S. He also has a Bachelor of Arts degree from Xiamen University, China.

Item 7.01 Regulation FD Disclosure.

On April 15, 2009, the Company issued a press release announcing the appointment of Mr. Andrew Chen as the new CFO. The press release is attached as Exhibit 99.1 to this report on Form 8-K.

The information contained in this Current Report on Form 8-K and the exhibits attached hereto shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information or such exhibits be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The information set forth in or exhibits to this Form 8-K shall not be deemed an admission as to the materiality of any information in this report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

99.1	Copy of News Release of the Company, dated April 15, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ShengdaTech, Inc.

Dated: April 16, 2009	By:	/s/ Xiangzhi Chen
Xiangzhi Chen,
President and Chief Executive Officer